                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 5, 2002

                                  By and Among

                                    SCIOS INC.,

                                    as Issuer

                                       and

                            J.P. MORGAN SECURITIES INC.,
                                LEHMAN BROTHERS INC.
                         SG COWEN SECURITIES CORPORATION
                               NEEDHAM & COMPANY, INC.
                            ADAMS, HARKNESS & HILL, INC.
                                       and
                       PRUDENTIAL SECURITIES INCORPORATED

                               as Initial Purchasers

                  5.50% Convertible Subordinated Notes Due 2009

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
1.       Definitions.........................................................................................1

2.       Shelf Registration..................................................................................4

         (a)      Shelf Registration.........................................................................4

         (b)      Subsequent Shelf Registrations.............................................................5

         (c)      Supplements and Amendments.................................................................5

         (d)      Information from Holders...................................................................5

3.       Liquidated Damages..................................................................................6

4.       Registration Procedures.............................................................................7

5.       Registration Expenses..............................................................................14

6.       Indemnification....................................................................................15

7.       Rules 144 and 144A.................................................................................17

8.       Underwritten Registrations.........................................................................18

9.       Miscellaneous......................................................................................18

         (a)      No Inconsistent Agreements................................................................18

         (b)      Adjustments Affecting Registrable Securities..............................................18

         (c)      Amendments and Waivers....................................................................19

         (d)      Notices...................................................................................19

         (e)      Successors and Assigns....................................................................20

         (f)      Counterparts..............................................................................20

         (g)      Headings..................................................................................20

         (h)      Governing Law.............................................................................21

         (i)      Severability..............................................................................21

         (j)      Securities Held by the Company or Its Affiliates..........................................21

         (k)      Third Party Beneficiaries.................................................................21

         (l)      Entire Agreement..........................................................................21

                                     -i-


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                          REGISTRATION RIGHTS AGREEMENT

               This Registration Rights Agreement (the "Agreement") is dated as of August 5, 2002, by and among SCIOS INC., a Delaware corporation (the "Company"), J.P. MORGAN SECURITIES INC., LEHMAN BROTHERS INC., SG COWEN SECURITIES CORPORATION, NEEDHAM & COMPANY, INC., ADAMS, HARKNESS & HILL, INC. and PRUDENTIAL SECURITIES INCORPORATED (each individually, an "Initial Purchaser" and, together, the "Initial Purchasers").

               This Agreement is entered into in connection with the Purchase Agreement, dated July 30, 2002 (the "Purchase Agreement"), by and among the Company and the Initial Purchasers, which provides for the sale by the Company to the Initial Purchasers of $150,000,000 aggregate principal amount of the Company's 5.50% Convertible Subordinated Notes Due 2009 (the "Firm Notes"), which are convertible into Common Stock of the Company, par value $0.001 per share (the "Underlying Shares"), plus up to an additional $25,000,000 aggregate principal amount of the same that the Initial Purchasers may subsequently elect to purchase pursuant to the terms of the Purchase Agreement (the "Additional Notes" and, together with the Firm Notes, the "Convertible Notes"). The Convertible Notes are being issued pursuant to an indenture dated as of the date hereof (the "Indenture") between the Company and Wells Fargo Bank, National Association, as Trustee.

               In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and subsequent holders of the Convertible Notes or Underlying Shares. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Firm Notes under the Purchase Agreement.

               The parties hereby agree as follows:

         1.    Definitions.

               As used in this Agreement, the following terms shall have the following meanings:

               Agreement: See the first introductory paragraph hereto.

               Amount of Registrable Securities: (a) With respect to Convertible Notes constituting Registrable Securities, the aggregate principal amount of all such Convertible Notes outstanding, (b) with respect to Underlying Shares constituting Registrable Securities, the aggregate number of such Underlying Shares outstanding multiplied by the Conversion Price at the time such Convertible Notes were converted (as defined in the Indenture), and (c) with respect to combinations thereof, the sum of (a) and (b) for the relevant Registrable Securities.

               Business Day: Any day that is not a Saturday, Sunday or a day on which banking institutions in New York are authorized or required by law to be closed.

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               Closing Date: August 5, 2002.

               Company: See the first introductory paragraph hereto.

               Convertible Notes: See the second introductory paragraph hereto.

               Counsel to the Holders: See Section 5(b) hereof.

               Damages Payment Date: See Section 3(c) hereof.

               Depositary: The Depository Trust Company until a successor is appointed by the Company.

               Effectiveness Date: The 180th day after the Closing Date.

               Effectiveness Period: See Section 2(a) hereof.

               Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

               Filing Date: The 90th day after the Closing Date.

               Holder: Any holder of Registrable Securities.

               Indemnified Holder: See Section 6 hereof.

               Indemnified Person: See Section 6 hereof.

               Indemnifying Person: See Section 6 hereof.

               Indenture: See the second introductory paragraph hereto.

               Initial Purchasers: See the first introductory paragraph hereto.

               Initial Shelf Registration: See Section 2(a) hereof.

               Inspectors: See Section 4(n) hereof.

               Liquidated Damages: See Section 3(a) hereof.

               NASD: See Section 4(q) hereof.

               Person: An individual, partnership, corporation, limited liability company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

               Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

               Purchase Agreement: See the second introductory paragraph hereto.

               Questionnaire Deadline: See Section 2(d) hereof.

               QIU: See Section 4(q) hereof.

               Records: See Section 4(n) hereof.

               Registrable Securities: Each Convertible Note and all Underlying Shares issuable upon conversion thereof and at all times subsequent thereto until the earliest to occur of (i) a Registration Statement covering such Convertible Note and Underlying Shares having been declared effective by the SEC and such Convertible Note or Underlying Shares have been disposed of in accordance with such effective Registration Statement, (ii) such Convertible Note or Underlying Shares having been sold in compliance with Rule 144 or could (except with respect to affiliates of the Company within the meaning of the Securities Act) be sold in compliance with Rule 144(k) or (iii) such Convertible Notes and any Underlying Shares cease to be outstanding.

               Registration Default: See Section 3(a) hereof.

               Registration Statement: Any registration statement of the Company filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

               Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

               Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               SEC: The Securities and Exchange Commission.

               Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

               Shelf Registration: See Section 2(b) hereof.

               Shelf Registration Statement: See Section 2(b) hereof.

               Subsequent Shelf Registration: See Section 2(b) hereof.

               TIA: The Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

               Trustee: The Trustee under the Indenture.

               Underlying Shares: See the second introductory paragraph hereto.

               Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         2.    Shelf Registration.

               (a) Shelf Registration. The Company shall use its reasonable best efforts to prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration") on or prior to the Filing Date. The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

               The Company shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and, except as set forth in Section 3(b) hereof, to keep such Initial Shelf Registration continuously effective under the Securities Act until the date that is two years from the Closing Date or such shorter period ending on the earliest of (1) the date when all Registrable Securities have been registered on a Shelf Registration Statement and resold in the manner contemplated hereby, (2) the date on which all Registrable Securities are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act of 1933, (3) the date on which all Registrable Securities have been resold pursuant to Rule 144 under the Securities Act of 1933 and (4) the date on which all the Registrable Securities cease to be outstanding (such shortest time period referred to as the "Effectiveness Period").

               (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall, within 45 days of such cessation of effectiveness, amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration and the term "Shelf Registration Statement" means any Registration Statement filed in connection with a Shelf Registration.

               (c) Supplements and Amendments. The Company shall use its reasonable best efforts to promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by (i) the Holders of the majority in Amount of Registrable Securities covered by such Registration Statement or (ii) by any underwriter of such Registrable Securities.

               (d) Information from Holders. No Holder may include any of its Registrable Securities in the Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, prior to or on the 20th Business Day after receipt of a request therefor (the "Questionnaire Deadline"), such information as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. In connection with all such requests for information from Holders of Registrable Securities, the Company shall notify such Holders of the requirements set forth in the preceding sentence. No Holder of Registrable Securities shall be entitled to Liquidated Damages pursuant to Section 3 hereof unless such Holder shall have provided all such reasonably requested information prior to or on the Questionnaire Deadline. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

         3.    Liquidated Damages.

               (a) The Company and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay liquidated damages on the Registrable Securities ("Liquidated Damages") under the circumstances and to the extent set forth below (each of which shall be given independent effect; each a "Registration Default"):

                   (i) if the Initial Shelf Registration is not filed on or prior to the Filing Date, then commencing on the day after the Filing Date, Liquidated Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum on the Amount of Registrable Securities for the first 90 days immediately following the Filing Date, such Liquidated Damages increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

                   (ii) if the Initial Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date, then commencing on the day after the Effectiveness Date, Liquidated Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum on the Amount of Registrable Securities for the first 90 days immediately following the day after such Effectiveness Date, such Liquidated Damages increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

                   (iii) if a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than as permitted under Section 3(b) hereof), Liquidated Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum on the Amount of Registrable Securities for the first 90 days commencing on the day such Shelf Registration ceases to be effective, such Liquidated Damages increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

         provided, however, that Liquidated Damages on the Registrable Securities may not accrue under more than one of the foregoing clauses
         (i), (ii) or (iii) at any one time and at no time shall the aggregate amount of Liquidated Damages accruing exceed in the aggregate 0.50% per annum of the Amount of Registrable Securities; provided, further, however, that (1) upon the filing of the Initial Shelf Registration as required hereunder (in the case of clause (a)(i) of this Section 3),
         (2) upon the effectiveness of the Initial Shelf Registration as required hereunder (in the case of clause (a)(ii) of this Section 3) or
         (3) upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of clause (a)(iii) of this Section 3), Liquidated Damages on the Registrable Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. It is understood and agreed that, notwithstanding any provision to the contrary, (x) so long as any Registrable Security is then covered by an effective Shelf Registration Statement, no Liquidated Damages shall accrue on such Registrable Security and (y) no Holder of Registrable Securities shall be entitled to Liquidated Damages unless such Holder has complied with its obligations to furnish the information required regarding such Holder by the terms of this Agreement.

               (b) Notwithstanding paragraph (a) of this Section 3, the Company shall be permitted to suspend the effectiveness of a Shelf Registration for a period not to exceed 45 days in any 90-day period, and not to exceed an aggregate of 120 days in any 360-day period, if (i) the Prospectus contained in such Shelf Registration Statement would, in the Company's judgment, contain a material misstatement or omission as a result of an event that has occurred and is continuing; and (ii) the Company reasonably determines that the disclosure of this material non-public information would have a material adverse effect on the Company and its subsidiaries taken as a whole. However, if the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's ability to consummate such transaction, the Company may extend the suspension period from 45 days to 60 days. Each Holder of Registrable Securities, by its acceptance of thereof, agrees to hold any communication by the Company in response to a notice of proposed material pending business transaction in confidence.

               (c) So long as Convertible Notes remain outstanding, the Company shall notify the Trustee within two Business Days after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid. Any amounts of Liquidated Damages due pursuant to
         (a)(i), (a)(ii) or (a)(iii) of this Section 3 will be payable in cash semi-annually on each Interest Payment Date, as defined in the Convertible Notes (each a "Damages Payment Date"), commencing with the first such date occurring after any such Liquidated Damages commences to accrue, to Holders to whom regular interest is payable on such Damages Payment Date with respect to Convertible Notes that are Registrable Securities and to Persons that are registered Holders 15 days prior to such Damages Payment Date with respect to Underlying Shares that are Registrable Securities. The amount of Liquidated Damages for Registrable Securities will be determined by multiplying the applicable rate of Liquidated Damages by the Amount of Registrable Securities outstanding on the Damages Payment Date following such Registration Default in the case of the first such payment of Liquidated Damages with respect to a Registration Default (and thereafter at the next succeeding Damages Payment Date until the cure of such Registration Default), multiplied by a fraction, the numerator of which is the number of days such Liquidated Damages rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

         4.    Registration Procedures.

               In connection with the filing of any Registration Statement pursuant to Section 2 hereof, the Company shall effect such registrations to permit the resale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

               (a) Prepare and file with the SEC on or prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by
         Section 2 hereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities that have provided the information required by the second full paragraph of this Section 4, Counsel (chosen in accordance with Section 5(b) hereof) to the Holders and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents proposed to be filed (in each case, where possible, at least five Business Days prior to such filing, or such date as is reasonable under the circumstances). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in Amount of Registrable Securities that have provided the information required by the second full paragraph of this
         Section 4, Counsel to the Holders or the managing underwriters representing such Holders, if any, shall reasonably object.

               (b) Except as set forth in Section 3(b) hereof, prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented. The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including, without limitation, the provisions of Sections 3(b) and 4(k) hereof.

               (c) Notify the selling Holders of Registrable Securities, a single Counsel to the Holders (chosen in accordance with Section 5(b) hereof) and the managing underwriters, if any, promptly (but in any event within two Business Days) and, if requested by such persons, confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus or the initiation of any proceedings for that purpose,

         (iii) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) of the Company's determination that a post-effective amendment to a Registration Statement or the filing of a Prospectus Supplement would be appropriate.

               (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

               (e) In the event of an underwritten offering pursuant to the terms of this Agreement, if requested by the managing underwriter or underwriters, if any, or the Holders of the majority in Amount of Registrable Securities being sold in connection with such underwritten offering (i) promptly incorporate in a Prospectus supplement or, if required, a post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or counsel for any of them reasonably determine is necessary to be included therein, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement.

               (f) Furnish to each selling Holder of Registrable Securities a single Counsel to the Holders and each managing underwriter, if any, who so requests, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules.

               (g) Deliver to each selling Holder of Registrable Securities, a single Counsel to the Holders and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus (including each form of preliminary Prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

               (h) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, to the extent required by applicable law, and to cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriter or underwriters, if any, reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

               (i) Cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Registrable Securities to be sold, which certificates, when such Registrable Securities are sold pursuant to the Shelf Registration Statement, shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such shares of Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

               (j) Use its reasonable best efforts to cause the Registrable Securities covered by any Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such registration and the granting of such approvals.

               (k) Upon the occurrence of any event contemplated by paragraph 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, as promptly as practicable prepare and (subject to Section 4(a) and Section 3(b) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorpo rated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (l) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide required CUSIP numbers for the Registrable Securities.

               (m) In connection with any underwritten offering of Registrable Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Registrable Securities and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters as such managing underwriter or underwriters reasonably request with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of securities similar to the Registrable Securities and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Registrable Securities and such other matters as may be reasonably requested by the managing underwriter or underwriters; and (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Registrable Securities and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72. The above shall be done as and to the extent required by such underwriting agreement.

               (n) Make available for inspection by any selling Holder of such Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours at such time or times as shall be mutually convenient for the Company and the Inspectors as a group, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and any Records that it notifies the Inspectors are confidential shall not be disclosed by any Inspector unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding directly involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public other than through the acts of such Inspector or as a result of a breach of this Agreement; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clause (i),
         (ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (n)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Holder or Inspector.

               (o) Provide (i) the Holders of the Registrable Securities to be included in such Registration Statement and not more than one Counsel to the Holders (ii) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (iii) the sales or placement agent, if any, thereof, and (iv) one counsel for such underwriters or agents, reasonable opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto.

               (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

               (q) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), including, if the Conduct Rules of the NASD or any successor thereto as amended from time to time so require, engaging a "qualified independent underwriter" ("QIU") as contemplated therein and making Records available to such QIU as though it were a participating underwriter for the purposes of Section 4(n) and otherwise applying the provisions of this Agreement to such QIU (including indemnification) as though it were a participating underwriter.

               (r) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee and the Holders of the Registrable Securities to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

               (s) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

         Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall furnish to the Company in writing, within 20 Business Days after receipt of a request therefor as set forth in a questionnaire in the form attached hereto as Annex A, such information regarding such Holder and the proposed distribution by such Holder of its Registrable Securities as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Holders that do not complete the questionnaire and deliver it to the Company shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall promptly furnish to the Company in writing such other information as the Issuer may from time to time reasonably request in writing. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed so that the information previously furnished to the Company by such seller is not materially misleading and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

         Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 3(b), 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(b) or Section 4(k) hereof, as the case may be, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

5.       Registration Expenses.

         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 4(h) hereof) and excluding fees with respect to filings required to be made with the NASD in connection with an underwritten offering, (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of the majority in Amount of Registrable Securities included in any Registration Statement,
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 4(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, and any other documents necessary in order to comply with this Agreement (other than underwriting agreements and securities sales agreements).

Notwithstanding anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and brokerage commissions with respect to any Registrable Securities sold by it.

         (b) The Company shall reimburse the Holders of the Registrable Securities being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in Amount of Registrable Securities to be included in such Registration Statement ("Counsel to the Holders").

6.       Indemnification.

         The Company agrees to indemnify and hold harmless (i) each Initial Purchaser, (ii) each Holder, (iii) each Person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange
Act) any of the foregoing (any of the Persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers, the Holders or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Holder"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided, however, that the Company shall not be liable to any Indemnified Holder under the indemnity agreement of this Section 6 with respect to any preliminary Prospectus to the extent that any such loss, claim, damage, liability, judgment or expense of such Indemnified Holder results from the fact that such Indemnified Holder sold Registrable Securities under a Registration Statement to a Person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or of the preliminary Prospectus as then amended or supplemented if the Company shall have furnished such Indemnified Holder with such amendment or supplement thereto on a timely basis), and the loss, claim, damage, liability or expense of such Indemnified Holder results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the Prospectus (or in the preliminary Prospectus as then amended or supplemented if the Company shall have furnished such Indemnified Holder with such amendment or supplement thereto, as the case may be, on a timely basis). The Company shall notify the Indemnified Holder promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or such Indemnified Holder.

         Each Holder and each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, partners, employees, representatives and agents and each Person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Holder, but only with reference to information relating to a Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary Prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person or Persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and the Indemnified Person reasonably concludes, based upon the advice of legal counsel, that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Indemnified Holders shall be designated in writing by the Holders of the majority in Amount of Registrable Securities, and any such separate firm for the Company, its directors, officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 6 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand, and the Indemnified Person on the other hand, pursuant to the Purchase Agreement and from the offering of the Registrable Securities pursuant to any Shelf Registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Person on the one hand, and the Indemnified Person on the other, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and any Indemnified Holder on the other, shall be deemed to be in the same proportion as the total net proceeds from the initial offering and sale of Convertible Notes (before deducting expenses) received by the Company bear to the total net proceeds received by such Indemnified Holder from sales of Registrable Securities giving rise to such obligations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         Each of the Company and the Initial Purchasers agrees that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall any Holder be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

         The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company, its officers or directors or any other Person controlling the Company and (iii) acceptance of and payment for any of the Registrable Securities by the Initial Purchasers.

7.       Rules 144 and 144A.

         The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC there under in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Securities remain outstanding, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that, for so long as any Registrable Securities remain outstanding, it will use its reasonable best efforts to take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

8.       Underwritten Registrations.

         If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of the majority in Amount of Registrable Securities to be included in such offering and will be reasonably acceptable to the Company.

         No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.       Miscellaneous.

         (a) No Inconsistent Agreements. The Company has not, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that would prevent the Company from satisfying its obligations hereunder or that would otherwise conflict with the provisions hereof, other than the warrant agreement dated as of January 10, 2001, by and between the company and PharmaBio Development, Inc., as amended and restated pursuant to the Amended and Restated Alliance Agreement
- Natrecor (Nesiritide), made as November 1, 2001, by and between the Company and Innovex L.P.. The Company has not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggyback registration rights with respect to a Registration Statement, other than such rights that have been waived.

         (b) Adjustments Affecting Registrable Securities. The Company shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and the Holders of not less than the majority in Amount of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in Amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

         (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day courier or facsimile:

             (1) if to a Holder of the Registrable Securities, at the most current address of such Holder set forth on the records of the registrar under the Indenture, in the case of Holders of Convertible Notes, and the stock ledger of the Company, in the case of Holders of common stock of the Company.

             (2) if to the Initial Purchasers:

           J.P.          MORGAN       SECURITIES                  INC.
                 LEHMAN            BROTHERS                       INC.
                 SG       COWEN   SECURITIES               CORPORATION
                 c/o       J.P.  Morgan              Securities   Inc.
                 277                Park                        Avenue
                 19th                                            Floor
                 New        York,     New             York       10172
                 Attention:  Syndicate Department

         with copies to:

                  Cooley Godward LLP
                           Five       Palo           Alto       Square
                           3000        El           Camino        Real
                           Palo       Alto,        California    94306
                           Facsimile     No.:       (650)     849-7400
                           Attention: Robert J. Brigham

             (3)      if to the Company, at the addresses as follows:

             Scios                                                  Inc.
                   820           West              Maude          Avenue
                   Sunnyvale,              California              94085
                   Facsimile No.:                       (408)   616-8319
                   Attention:  Matthew R. Hooper, General Counsel

         with copies to:

             Latham                         &                    Watkins
                   505                  Montgomery                Street
                   Suite                                            1900
                   San              Francisco,       California    94111
                   Facsimile           No.:             (415)   395-8095
                   Attention:  Kimberly L. Wilkinson

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and except to the extent such successor or assign holds Registrable Securities. Notwithstanding the foregoing, if the Company consolidates or merges into any other person in a transaction in which the Company is not the surviving corporation, or conveys, transfers or leases its properties and assets substantially as an entirety to, any person, then the successor entity shall assume the Company's obligations under this Agreement. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (j) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage in Amount of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (k) Third Party Beneficiaries. Holders of Registrable Securities are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

         (l) Entire Agreement. This Agreement is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand, and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof are merged herein and replaced hereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   SCIOS INC.

                                   By:  /s/ David W. Gryska
                                        ---------------------------------------
                                        Name:     David W. Gryska
                                        Title:    CFO

                                   J.P. MORGAN SECURITIES INC.
                                   LEHMAN BROTHERS INC.
                                   SG COWEN SECURITIES CORPORATION
                                   NEEDHAM & COMPANY, INC.
                                   ADAMS, HARKNESS & HILL, INC.
                                   PRUDENTIAL SECURITIES INCORPORATED

                                   By:  J.P. MORGAN SECURITIES INC.

                                        By:  /s/  Michael R. Harris
                                             ----------------------------------
                                             Name:    Michael R. Harris
                                             Title:   Vice President